Baxter International Inc. One Baxter Parkway Deerfield, IL 60015
FOR IMMEDIATE RELEASE
Media Contact:
Deborah Spak, (847) 948-2349
Investor Contacts:
Mary Kay Ladone, (847) 948-3371
Clare Trachtman, (847) 948-3085
BAXTER EXCEEDS GUIDANCE IN THIRD QUARTER
WITH EARNINGS OF $1.01 PER DILUTED SHARE
Company Provides Fourth Quarter and Updated Full-Year 2010 Guidance
     DEERFIELD, Ill., October 21, 2010 — Baxter International Inc. (NYSE:BAX) today announced its financial results for the third quarter of 2010, and provided its fourth quarter and updated full-year 2010 financial outlook.
     Baxter reported net income in the third quarter of $595 million, which increased 12 percent from $530 million reported in the third quarter of 2009. Earnings per diluted share of $1.01 advanced 16 percent and exceeded the company’s previously issued earnings guidance of $0.96 to $0.99 per diluted share. On an adjusted basis, excluding special charges taken in the third quarter of 2009, Baxter’s net income declined 1 percent compared to the prior-year period and earnings per diluted share increased 3 percent.
     “We are pleased with our financial results in the third quarter which exceeded our guidance,” said Robert J. Hombach, chief financial officer. “We effectively executed on our plans to drive operating margin expansion as a result of continued momentum in the Medication Delivery business, improvement in the plasma proteins business, and our disciplined focus on expense management.”
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 2
     Worldwide sales in the third quarter totaled $3.2 billion and increased 3 percent over the same period last year. Excluding the impact of foreign currency, worldwide sales grew 4 percent. Sales within the United States increased 4 percent to $1.4 billion and international sales grew 1 percent to $1.8 billion. Excluding the impact of foreign currency, international sales increased 4 percent.
     By business, BioScience revenues totaled $1.4 billion, which was comparable to the prior-year period. Excluding the impact of foreign currency, BioScience sales increased 3 percent reflecting enhanced sequential growth across the portfolio. Contributing to the improved performance was solid growth of ADVATE [Antihemophilic Factor (Recombinant), Plasma/Albumin-Free Method] for the treatment of hemophilia, strong demand for GAMMAGARD LIQUID [Immune Globulin Intravenous (Human)] (marketed as KIOVIG outside of the United States) and specialty plasma-based therapeutics such as FEIBA [Anti-Inhibitor Coagulation Complex] and ARALAST [Alpha1-Proteinase Inhibitor], as well as biosurgery products.
     Medication Delivery sales grew 5 percent to $1.2 billion (or 7 percent excluding the impact of foreign currency), driven primarily by growth of intravenous therapies (including the company’s parenteral nutrition products), certain multi-source generic drugs, anesthesia products and sales of the Sigma SPECTRUM infusion pump. Renal sales of $594 million increased 3 percent (and increased 3 percent excluding the impact of foreign currency), as the company continued to post solid gains in peritoneal dialysis patients, particularly in the United States, Latin America and Asia.
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 3
Nine-Month Results
     For the first nine months of 2010, Baxter reported net income of $1.1 billion or $1.79 per diluted share, compared to net income of $1.6 billion or $2.66 per diluted share from the same period last year. On an adjusted basis, excluding special charges in both years, Baxter’s net income for the nine-month period was $1.7 billion and increased 1 percent, and earnings per diluted share increased 4 percent to $2.87 per diluted share.
     Baxter’s worldwide sales increased 3 percent and totaled $9.3 billion for the first nine months of 2010, including a first-quarter revenue adjustment of $213 million associated with the COLLEAGUE infusion pump recall. On an adjusted basis, excluding the COLLEAGUE charge, Baxter’s worldwide sales totaled $9.6 billion, an increase of 5 percent over the prior year revenues of $9.1 billion. Sales within the United States (excluding the COLLEAGUE adjustment) increased 4 percent to $4.0 billion for the first nine months, and international sales grew 6 percent to $5.5 billion. Excluding the impact of foreign currency, international sales increased 2 percent on a year-to-date basis.
     Through the first nine months of the year, Baxter generated strong cash flow and has returned significant value to shareholders in the form of dividends and share repurchases. Cash flows from operations through the first nine months of 2010 totaled $2.1 billion (after a $300 million pension contribution to the company’s U.S. pension fund in the first quarter), reflecting an 8 percent increase versus the same period last year. In addition, over the last nine months, Baxter has returned approximately $1.8 billion to shareholders through dividends totaling
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 4
$519 million and share repurchases of approximately $1.3 billion (or 26 million shares).
     “We continue to benefit from the diversified and medically-necessary nature of our portfolio, broad geographic reach and strong financial position, despite continued challenges presented by the evolving global macro-environment,” said Robert L. Parkinson, Jr., chairman and chief executive officer. “Over the long term, we remain committed to executing strategies necessary to innovate through clinical differentiation, enhance earnings growth, and create sustained value for our shareholders.”
Recent Highlights
     Baxter continued to enhance its portfolio and advance its pipeline with a number of recent commercial and pipeline achievements including the following:
•	A new five-year contract with Novation, a leading healthcare supply contracting company of VHA Inc., the University HealthSystem Consortium (UHC) and Provista. The agreement provides Novation members access to Baxter’s broad portfolio of products, including IV solutions, drug delivery and parenteral nutrition products, large volume infusion pumps and IV administration sets and components.

•	A manufacturing, supply and distribution agreement with Kamada Limited for GLASSIA™, the first and only liquid alpha1-proteinase inhibitor. Under the agreement, Baxter acquired commercial rights to GLASSIA™ in the United States, Australia, New Zealand and Canada. Under a separate license agreement, Baxter has been granted the right to process GLASSIA™ and will seek necessary regulatory approvals.

•	The U.S. launch of TachoSil [Absorbable Fibrin Sealant Patch] for use as an adjunct to hemostasis in cardiovascular surgery. TachoSil is the first and only ready-to-use adjunctive hemostatic agent available in the United States that combines a collagen patch with a coating of human coagulation factors. Baxter holds exclusive rights to market and distribute TachoSil in the United States.
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 5
•	The approval of PREFLUCEL in Austria and Czech Republic, the first approvals worldwide. PREFLUCEL is a seasonal influenza vaccine manufactured using Baxter’s proprietary Vero cell technology. Baxter expects to submit for approval in additional European countries during 2010 through a Mutual Recognition Procedure.

•	A collaboration between Baxter and Takeda for the development, production and supply of cell culture-based pandemic influenza vaccines for the Japanese market. During the quarter, Takeda was selected as a recipient of a subsidy from the Japanese government to support an investment associated with the development and production of pandemic influenza vaccines.

•	The completion of enrollment in a Phase 3 clinical trial of GAMMAGARD LIQUID (marketed as KIOVIG outside of the United States) for the treatment of Multifocal Motor Neuropathy (MMN). The trial includes approximately 40 participants and is being conducted at clinical sites across the United States, Canada and Europe. Upon completion, Baxter intends to seek approval for GAMMAGARD LIQUID (marketed as KIOVIG outside of the United States) for the treatment of MMN and has been granted Orphan Drug Designation for this indication in the United States.

•	The presentation of interim data from a Phase 3 clinical trial of HyQ at the European Society for Immunodeficiencies meeting in Istanbul, Turkey. HyQ is an immunoglobulin therapy facilitated subcutaneously by recombinant human hyaluronidase, a dispersion and permeation enhancer. Interim analyses showed that 28 out of 29 HyQ-treated study participants with primary immune deficiency were able to infuse immunoglobulin under the skin, using a single injection site, at infusion volumes, intervals and rates equivalent to their previous IV administration of immunoglobulin.
Fourth Quarter and Full-Year 2010 Outlook
     Baxter also provided financial guidance for the fourth quarter and provided updated guidance for the full-year 2010. For the fourth quarter of 2010, the company expects sales growth of 1 to 2 percent, excluding the impact of foreign currency, and earnings of $1.09 to $1.11 per diluted share, before any special items.
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 6
     For full-year 2010, Baxter’s outlook now includes sales growth of 2 to 3 percent, excluding the impact of foreign exchange and the first quarter COLLEAGUE adjustment, and earnings of $3.96 to $3.98 per diluted share, before any special items. In addition, the company now expects to generate cash flow from operations of approximately $2.8 billion.
     A webcast of Baxter’s third quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 21, 2010. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.
     Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.
     This release includes forward-looking statements concerning the company’s financial results, outlook for 2010 and pipeline. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including with respect to the company’s implementation of the COLLEAGUE recall, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; Sigma’s ability to build production capacity to meet customer demand; future actions of governmental authorities and other third parties as U.S. healthcare reform legislation is implemented; additional legislation, regulation and other governmental pressures, which may affect pricing, reimbursement and rebate policies of government agencies and
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BAXTER REPORTS THIRD QUARTER FINANCIAL RESULTS — Page 7
private payers or other elements of the company’s business; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; the availability of acceptable raw materials and component supply; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; any impact of the commercial and credit environment on Baxter and its customers; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.
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BAXTER — PAGE 8
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Three Months Ended September 30, 2010 and 2009
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended
	September 30,
	2010	2009		Change

NET SALES	$3,224	$3,145		3%

COST OF SALES	1,565	1,513	A	3%

GROSS MARGIN	1,659	1,632		2%

% of Net Sales	51.5%	51.9%		(0.4 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	670	672		0%
% of Net Sales	20.8%	21.4%		(0.6 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	207	228		(9%	)
% of Net Sales	6.4%	7.2%		(0.8 pts	)

NET INTEREST EXPENSE	24	23		4%

OTHER EXPENSE, NET	5	51	B	(90%	)

PRE-TAX INCOME	753	658		14%

INCOME TAX EXPENSE	159	126		26%

% of Pre-Tax Income	21.1%	19.1%		2.0 pts

NET INCOME	594	532		12%

LESS: NONCONTROLLING INTERESTS	(1)	2		N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$595	$530		12%

BASIC EPS	$1.02	$0.88		16%

DILUTED EPS	$1.01	$0.87		16%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	584	605
Diluted	587	612

ADJUSTED PRE-TAX INCOME (excluding specified items)	$753	$739	C

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$595	$599	C

ADJUSTED DILUTED EPS (excluding specified items)	$1.01	$0.98	C

A	Cost of sales in 2009 included a charge of $27 million ($22 million on an after-tax basis, or $0.03 per diluted share) primarily related to planned retirement costs associated with the SYNDEO PCA Syringe Pump.

B	Other expense, net in 2009 included an impairment charge of $54 million ($47 million on an after-tax basis, or $0.08 per diluted share) associated with the discontinuation of the company’s SOLOMIX drug delivery system in development.

C	Refer to page 9 for a description of the adjustments and a reconciliation to GAAP (generally accepted accounting principles) measures.

BAXTER — PAGE 9
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Three Months Ended September 30, 2010 and 2009
Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the three months ended September 30, 2009 included specified items which impacted the GAAP results as follows:

	Three Months Ended September 30,
	2010		2009
				Total	Excluding
				specified	specified
	GAAP	[1]	GAAP	items [2]	items	Change	[3]

NET SALES	$3,224		$3,145	$—	$3,145	3%

COST OF SALES	1,565		1,513	(27)	1,486	5%

GROSS MARGIN	1,659		1,632	27	1,659	0%

% of Net Sales	51.5%		51.9%		52.8%	(1.3 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	670		672	—	672	0%
% of Net Sales	20.8%		21.4%		21.4%	(0.6 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	207		228	—	228	(9%	)
% of Net Sales	6.4%		7.2%		7.2%	(0.8 pts	)

NET INTEREST EXPENSE	24		23	—	23	4%

OTHER EXPENSE (INCOME), NET	5		51	(54)	(3)	N/M

PRE-TAX INCOME	753		658	81	739	2%

INCOME TAX EXPENSE	159		126	12	138	15%

% of Pre-Tax Income	21.1%		19.1%		18.7%	2.4 pts

NET INCOME	594		532	69	601	(1%	)

LESS: NONCONTROLLING INTERESTS	(1)		2	—	2	N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$595		$530	$69	$599	(1%	)

BASIC EPS	$1.02		$0.88	$0.11	$0.99	3%

DILUTED EPS	$1.01		$0.87	$0.11	$0.98	3%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	584		605		605
Diluted	587		612		612

[1]	There were no specified items included in the 2010 GAAP results.

[2]	Cost of sales in 2009 included a charge of $27 million ($22 million on an after-tax basis, or $0.03 per diluted share) primarily related to planned retirement costs associated with the SYNDEO PCA Syringe Pump. Other expense (income), net in 2009 included an impairment charge of $54 million ($47 million on an after-tax basis, or $0.08 per diluted share) associated with the discontinuation of the company’s SOLOMIX drug delivery system in development.

[3]	Represents the percentage change between the 2010 GAAP results and the 2009 results excluding specified items.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Nine Months Ended September 30, 2010 and 2009
(unaudited)
(in millions, except per share and percentage data)

	Nine Months Ended
	September 30,
	2010		2009		Change

NET SALES	$9,345	A	$9,092		3%

COST OF SALES	5,005	A	4,334	B	15%

GROSS MARGIN	4,340		4,758		(9%	)

% of Net Sales	46.4%		52.3%		(5.9 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	2,074	C	1,943		7%
% of Net Sales	22.2%		21.4%		0.8 pts

RESEARCH AND DEVELOPMENT EXPENSES	653		671		(3%	)
% of Net Sales	7.0%		7.4%		(0.4 pts	)

NET INTEREST EXPENSE	68		73		(7%	)

OTHER EXPENSE, NET	10		52	D	(81%	)

PRE-TAX INCOME	1,535		2,019		(24%	)

INCOME TAX EXPENSE	464	E	380		22%

% of Pre-Tax Income	30.2%		18.8%		11.4 pts

NET INCOME	1,071		1,639		(35%	)

LESS: NONCONTROLLING INTERESTS	4		6		(33%	)

NET INCOME ATTRIBUTABLE TO BAXTER	$1,067		$1,633		(35%	)

BASIC EPS	$1.80		$2.68		(33%	)

DILUTED EPS	$1.79		$2.66		(33%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	593		608
Diluted	597		615

ADJUSTED PRE-TAX INCOME (excluding specified items)	$2,151	F	$2,100	F

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$1,716	F	$1,702	F

ADJUSTED DILUTED EPS (excluding specified items)	$2.87	F	$2.77	F

A	A charge was taken in the first quarter of 2010 of $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company intends to undertake outside of the United States, for which there was no net tax benefit recognized. The charge impacted net sales and cost of sales by $213 million and $375 million, respectively.

B	Cost of sales in the third quarter of 2009 included a charge of $27 million ($22 million on an after-tax basis, or $0.03 per diluted share) primarily related to planned retirement costs associated with the SYNDEO PCA Syringe Pump.

C	Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

D	Other expense, net in the third quarter of 2009 included an impairment charge of $54 million ($47 million on an after-tax basis, or $0.08 per diluted share) associated with the discontinuation of the company’s SOLOMIX drug delivery system in development.

E	Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

F	Refer to page 11 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Nine Months Ended September 30, 2010 and 2009
Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the nine months ended September 30, 2010 and 2009 included specified items which impacted the GAAP results as follows:

	Nine Months Ended September 30,
	2010								2009
		COLLEAGUE				Greece		Excluding		Total	Excluding
		infusion pump		Deferred tax		receivable		specified		specified	specified
	GAAP	charge	[1]	write-off	[2]	charge	[3]	items	GAAP	items [4]	items	Change	[5]

NET SALES	$9,345	$213		$—		$—		$9,558	$9,092	$—	$9,092	5%

COST OF SALES	5,005	(375)		—		—		4,630	4,334	(27)	4,307	7%

GROSS MARGIN	4,340	588		—		—		4,928	4,758	27	4,785	3%

% of Net Sales	46.4%							51.6%	52.3%		52.6%	(1.0 pt	)

MARKETING AND ADMINISTRATIVE EXPENSES	2,074	—		—		(28)		2,046	1,943	—	1,943	5%
% of Net Sales	22.2%							21.4%	21.4%		21.4%	0 pts

RESEARCH AND DEVELOPMENT EXPENSES	653	—		—		—		653	671	—	671	(3%	)
% of Net Sales	7.0%							6.8%	7.4%		7.4%	(0.6 pts	)

NET INTEREST EXPENSE	68	—		—		—		68	73	—	73	(7%	)

OTHER EXPENSE (INCOME), NET	10	—		—		—		10	52	(54)	(2)	N/M

PRE-TAX INCOME	1,535	588		—		28		2,151	2,019	81	2,100	2%

INCOME TAX EXPENSE	464	—		(39)		6		431	380	12	392	10%

% of Pre-Tax Income	30.2%							20.0%	18.8%		18.7%	1.3 pts

NET INCOME	1,071	588		39		22		1,720	1,639	69	1,708	1%

LESS: NONCONTROLLING INTERESTS	4	—		—		—		4	6	—	6	(33%	)

NET INCOME ATTRIBUTABLE TO BAXTER	$1,067	$588		$39		$22		$1,716	$1,633	$69	$1,702	1%

BASIC EPS	$1.80	$0.99		$0.07		$0.04		$2.90	$2.68	$0.12	$2.80	4%

DILUTED EPS	$1.79	$0.98		$0.07		$0.03		$2.87	$2.66	$0.11	$2.77	4%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	593							593	608		608
Diluted	597							597	615		615

[1]	A charge was taken in the first quarter of 2010 of $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company intends to undertake outside of the United States, for which there was no net tax benefit recognized. The charge impacted net sales and cost of sales by $213 million and $375 million, respectively.

[2]	Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

[3]	Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

[4]	Cost of sales in the third quarter of 2009 included a charge of $27 million ($22 million on an after-tax basis, or $0.03 per diluted share) primarily related to planned retirement costs associated with the SYNDEO PCA Syringe Pump. Other expense (income), net in the third quarter of 2009 included an impairment charge of $54 million ($47 million on an after-tax basis, or $0.08 per diluted share) associated with the discontinuation of the company’s SOLOMIX drug delivery system in development.

[5]	Represents the percentage change between the 2010 and 2009 results, both excluding specified items.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 12
BAXTER INTERNATIONAL INC.
Cash Flows from Operations and Changes in Net Debt
(unaudited)
($ in millions)

Cash Flows from Operations
(Brackets denote cash outflows)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010		2009	2010		2009

Net income	$594		$532	$1,071		$1,639
Adjustments
Depreciation and amortization	171		164	506		466
Deferred income taxes	91		53	211	A	188
Stock compensation	29		32	92		106
Realized excess tax benefits from stock issued under employee benefit plans	(1)		(7)	(35)		(88)
Infusion pump charges	—		27	588		27
Impairment charge	—		54	—		54
Greece receivable charge	—		—	28		—
Other	23		21	28		35
Changes in balance sheet items
Accounts and other current receivables	11		(50)	(27)		(108)
Inventories	25		(31)	(94)		(116)
Accounts payable and accrued liabilities	105		101	(57)		(163)
Restructuring and cost optimization payments	(12)		(7)	(43)		(35)
Other	(30)		(14)	(200	) B	(82	) B

Cash flows from operations	$1,006		$875	$2,068		$1,923

Changes in Net Debt
(Decrease) increase
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010		2009	2010		2009

Net debt, beginning of period	$2,514		$2,030	$1,365		$1,625

Cash flows from operations	(1,006)		(875)	(2,068)		(1,923)
Capital expenditures	232		247	699		634
Dividends	171		157	519		475
Proceeds from stock issued under employee benefit plans	(33)		(78)	(234)		(201)
Purchases of treasury stock	161		100	1,273		966
Acquisitions of and investments in businesses and technologies	20	C	54	274	C	156
Other, including the effect of exchange rate changes	36		(37)	267		(134)

(Decrease) increase in net debt	(419)		(432)	730		(27)

Net debt, September 30	$2,095		$1,598	$2,095		$1,598

Key statistics, September 30:
Days sales outstanding	56.2		58.4	56.2		58.4
Inventory turns	2.4		2.2	2.4		2.2

Selected balance sheet information:				September 30, 2010		December 31, 2009
Cash and equivalents				$2,788		$2,786
Accounts and other current receivables				$2,205		$2,302
Inventories				$2,500		$2,557
Accounts payable and accrued liabilities				$3,676		$3,753

A	Deferred income taxes in the first quarter of 2010 included a charge of $39 million to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

B	Other cash flows from operations in the first quarters of 2010 and 2009 included planned contributions of $300 million and $100 million, respectively, to the company’s pension plan in the United States.

C	Acquisitions of and investments in businesses and technologies in 2010 principally related to the first quarter acquisition of ApaTech Limited, an orthobiologic products company based in the United Kingdom and the third quarter manufacturing, supply and distribution agreement with Kamada Limited for the exclusive commercial rights to GLASSIATM in the United States and other select markets.

BAXTER — PAGE 13
BAXTER INTERNATIONAL INC.
Net Sales
Periods Ending September 30, 2010 and 2009
(unaudited)
($ in millions)

	Q3	Q3	% Growth @		% Growth @		YTD	YTD	% Growth @		% Growth @
	2010	2009	Actual Rates		Constant Rates		2010	2009	Actual Rates		Constant Rates

BioScience
United States	$666	$675	(1%	)	(1%	)	$1,912	$1,968	(3%	)	(3%	)
International	721	710	2%		7%		2,195	2,087	5%		3%
Total BioScience	$1,387	$1,385	0%		3%		$4,107	$4,055	1%		0%

Medication Delivery
United States [1]	$614	$550	12%		12%		$1,805	$1,610	12%		12%
International	616	618	0%		2%		1,846	1,727	7%		1%
Total Medication Delivery - Adjusted [1]	$1,230	$1,168	5%		7%		$3,651	$3,337	9%		7%

COLLEAGUE infusion pump charge [1]							(213)

Total Medication Delivery - GAAP [1]	$1,230	$1,168	5%		7%		$3,438	$3,337	3%		0%

Renal
United States	$99	$97	2%		2%		$292	$285	2%		2%
International	495	479	3%		4%		1,471	1,356	8%		3%
Total Renal	$594	$576	3%		3%		$1,763	$1,641	7%		3%

Transfusion Therapies [2]
United States	$10	$10	0%		0%		$28	$35	(20%	)	(20%	)
International	3	6	(50%	)	(50%	)	9	24	(63%	)	(63%	)
Total Transfusion Therapies	$13	$16	(19%	)	(19%	)	$37	$59	(37%	)	(37%	)

Baxter International Inc.
United States [1]	$1,389	$1,332	4%		4%		$4,037	$3,898	4%		4%
International	1,835	1,813	1%		4%		5,521	5,194	6%		2%
Total Baxter - Adjusted [1]	$3,224	$3,145	3%		4%		$9,558	$9,092	5%		3%

COLLEAGUE infusion pump charge [1]							(213)

Total Baxter - GAAP [1]	$3,224	$3,145	3%		4%		$9,345	$9,092	3%		1%

[1]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 17 for a reconciliation to GAAP measures.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the Transfusion Therapies (TT) business after the February 2007 divestiture.

BAXTER — PAGE 14
BAXTER INTERNATIONAL INC.
GAAP Key Product Line Sales
Periods Ending September 30, 2010 and 2009
(unaudited)
($ in millions)

	GAAP	GAAP	% Growth @		% Growth @		GAAP	GAAP	% Growth @		% Growth @
	Q3 2010	Q3 2009	Actual Rates		Constant Rates		YTD 2010	YTD 2009	Actual Rates		Constant Rates

BioScience
Recombinants	$526	$528	0%		2%		$1,561	$1,494	4%		3%
Plasma Proteins	346	331	5%		8%		952	958	(1%	)	(2%	)
Antibody Therapy	336	336	0%		2%		968	1,017	(5%	)	(5%	)
Regenerative Medicine	130	109	19%		22%		382	317	21%		19%
Other [1]	49	81	(40%	)	(33%	)	244	269	(9%	)	(11%	)

Total BioScience	$1,387	$1,385	0%		3%		$4,107	$4,055	1%		0%

Medication Delivery
IV Therapies	$417	$396	5%		7%		$1,226	$1,124	9%		6%
Global Injectables	469	433	8%		9%		1,392	1,222	14%		11%
Infusion Systems [2]	213	208	2%		2%		425	612	(31%	)	(34%	)
Anesthesia	127	123	3%		5%		384	352	9%		7%
Other	4	8	(50%	)	(38%	)	11	27	(59%	)	(48%	)

Total Medication Delivery [2]	$1,230	$1,168	5%		7%		$3,438	$3,337	3%		0%

Renal
PD Therapy	$487	$473	3%		3%		$1,441	$1,347	7%		3%
HD Therapy	107	103	4%		5%		322	294	10%		5%

Total Renal	$594	$576	3%		3%		$1,763	$1,641	7%		3%

Transfusion Therapies [3]	$13	$16	(19%	)	(19%	)	$37	$59	(37%	)	(37%	)

Total Baxter [2]	$3,224	$3,145	3%		4%		$9,345	$9,092	3%		1%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 17 for a reconciliation to GAAP measures.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 15
BAXTER INTERNATIONAL INC.
Adjusted Key Product Line Sales
Periods Ending September 30, 2010 and 2009
(unaudited)
($ in millions)

	GAAP	GAAP	% Growth @		% Growth @		Adjusted	GAAP	% Growth @		% Growth @
	Q3 2010	Q3 2009	Actual Rates		Constant Rates		YTD 2010	YTD 2009	Actual Rates		Constant Rates

BioScience
Recombinants	$526	$528	0%		2%		$1,561	$1,494	4%		3%
Plasma Proteins	346	331	5%		8%		952	958	(1%	)	(2%	)
Antibody Therapy	336	336	0%		2%		968	1,017	(5%	)	(5%	)
Regenerative Medicine	130	109	19%		22%		382	317	21%		19%
Other [1]	49	81	(40%	)	(33%	)	244	269	(9%	)	(11%	)

Total BioScience	$1,387	$1,385	0%		3%		$4,107	$4,055	1%		0%

Medication Delivery
IV Therapies	$417	$396	5%		7%		$1,226	$1,124	9%		6%
Global Injectables	469	433	8%		9%		1,392	1,222	14%		11%
Infusion Systems - Adjusted [2]	213	208	2%		2%		638	612	4%		1%
Anesthesia	127	123	3%		5%		384	352	9%		7%
Other	4	8	(50%	)	(38%	)	11	27	(59%	)	(48%	)

Total Medication Delivery - Adjusted [2]	$1,230	$1,168	5%		7%		$3,651	$3,337	9%		7%

Renal
PD Therapy	$487	$473	3%		3%		$1,441	$1,347	7%		3%
HD Therapy	107	103	4%		5%		322	294	10%		5%

Total Renal	$594	$576	3%		3%		$1,763	$1,641	7%		3%

Transfusion Therapies [3]	$13	$16	(19%	)	(19%	)	$37	$59	(37%	)	(37%	)

Total Baxter - Adjusted [2]	$3,224	$3,145	3%		4%		$9,558	$9,092	5%		3%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Adjusted net sales in the first quarter of 2010 excluded a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 17 for a reconciliation to GAAP measures.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 16
BAXTER INTERNATIONAL INC.
Key Product Line Sales by U.S. and International
Three-Month Periods Ending September 30, 2010 and 2009
(unaudited)
($ in millions)

	Q3 2010			Q3 2009			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

BioScience
Recombinants	$237	$289	$526	$237	$291	$528	0%		(1%	)	0%
Plasma Proteins	113	233	346	126	205	331	(10%	)	14%		5%
Antibody Therapy	230	106	336	239	97	336	(4%	)	9%		0%
Regenerative Medicine	79	51	130	62	47	109	27%		9%		19%
Other [1]	7	42	49	11	70	81	(36%	)	(40%	)	(40%	)

Total BioScience	$666	$721	$1,387	$675	$710	$1,385	(1%	)	2%		0%

Medication Delivery
IV Therapies	$144	$273	$417	$122	$274	$396	18%		0%		5%
Global Injectables	257	212	469	228	205	433	13%		3%		8%
Infusion Systems	127	86	213	118	90	208	8%		(4%	)	2%
Anesthesia	84	43	127	81	42	123	4%		2%		3%
Other	2	2	4	1	7	8	100%		(71%	)	(50%	)

Total Medication Delivery	$614	$616	$1,230	$550	$618	$1,168	12%		0%		5%

Renal
PD Therapy	$80	$407	$487	$76	$397	$473	5%		3%		3%
HD Therapy	19	88	107	21	82	103	(10%	)	7%		4%

Total Renal	$99	$495	$594	$97	$479	$576	2%		3%		3%

Transfusion Therapies [2]	$10	$3	$13	$10	$6	$16	0%		(50%	)	(19%	)

Total Baxter	$1,389	$1,835	$3,224	$1,332	$1,813	$3,145	4%		1%		3%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 17
BAXTER INTERNATIONAL INC.
Reconciliation of GAAP to Non-GAAP Net Sales Measures
Periods Ending September 30, 2010 and 2009
(unaudited)
($ in millions)
The company’s GAAP net sales results for the nine months ended September 30, 2010 included a $213 million charge related to the recall of COLLEAGUE infusion pumps from the U.S. market, which impacted GAAP net sales as follows:

							% Growth @					% Growth @
	2010 YTD			2009 YTD			Actual Rates					Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total		U.S.		International	Total

Infusion Systems - GAAP			$425			$612				(31%	)				(34%	)
COLLEAGUE infusion pump charge			213

Infusion Systems - Adjusted			$638			$612				4%					1%

Total Medication Delivery - GAAP	$1,592	$1,846	$3,438	$1,610	$1,727	$3,337	(1%	)	7%	3%		(1%	)	1%	0%
COLLEAGUE infusion pump charge	213		213

Total Medication Delivery - Adjusted	$1,805	$1,846	$3,651	$1,610	$1,727	$3,337	12%		7%	9%		12%		1%	7%

Total Baxter - GAAP	$3,824	$5,521	$9,345	$3,898	$5,194	$9,092	(2%	)	6%	3%		(2%	)	2%	1%
COLLEAGUE infusion pump charge	213		213

Total Baxter - Adjusted	$4,037	$5,521	$9,558	$3,898	$5,194	$9,092	4%		6%	5%		4%		2%	3%

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.